FIRST AMENDING AGREEMENT

THIS AGREEMENT is dated the 28th day of May 2021.

BETWEEN:

ASTRO AEROSPACE LTD.,

a corporation existing under the laws of the State of Nevada, having a registered office at 320 W. Main Street, Lewisville, Texas, 75057

(the “Purchaser”)

-and-

ROBINSON AIRCRAFT ULC,

an unlimited liability company existing under the laws of the Province of British Columbia, having a registered office at Suite 2300, Bentall 5, 550 Burrard Street, Vancouver BC V6C 2B5

(“Horizon”)

-and-

The shareholders of Horizon listed on page 5 hereof (which shareholders, are hereinafter collectively referred to as, the “Horizon Shareholders”, and individually as, a “Horizon Shareholder”)

WHEREAS the Purchaser, Horizon Aircraft Inc., being a predecessor corporation to Horizon, and the Horizon Shareholders are parties to a share exchange agreement made effective the 28th day of April, 2021 (the “Share Exchange Agreement”);

AND WHEREAS the parties wish to amend the Share Exchange Agreement in accordance with the terms set forth in herein.

NOW THEREFORE the parties agree as follows:

1.

Defined Terms.

In this Amending Agreement, unless something in the subject matter or context is inconsistent:

(a)

terms defined in the description of the parties or in the recitals have the respective meanings given to them in the description or recitals, as applicable; and

(b)

all other capitalized terms have the respective meanings given to them in the Share Exchange Agreement.

2.

Amendment to the Share Exchange Agreement

The Share Exchange Agreement shall be amended to:

(a)

Section 1.01(25) and 1.01(26) of the Share Exchange Agreement are hereby deleted in their entirety.

(b)

Section 1.09 is hereby amended by deleting Schedule “D” - Lock-Up Agreement (Seaview Capital) and Schedule “G” – Escrow Agreement.

(c)

Section 3.02 is hereby deleted in its entirety and replaced with the following:

3.02

Post-Closing Payments

Subject to the terms and conditions of this Agreement, the Purchaser shall deliver to Horizon, in immediately available funds pursuant to the payment instructions set forth in Exhibit A attached to the First Amending Agreement among the parties hereto dated May 28, 2021, the aggregate amount of $1,125,000, of which (i) $375,000 shall be delivered to Horizon within five (5) Business Days following the Closing Date, and (ii) the remaining $750,000 (together with the $375,000 payment, the “Post-Closing Payments”) shall be delivered to Horizon within fifteen (15) Business Days following the Closing Date.

(d)

Section 3.03 is hereby amended to delete “Seaview Capital shall enter into a lock-up agreement in the form attached as Schedule “D””.

(e)

A new Section 5.06 is hereby inserted as follows:

5.06

E. Brandon Robinson First Year Compensation

The Purchaser shall procure that 50% of the salary payable to E. Brandon Robinson during the first year following Closing (being US$137,500 of the US$275,000 total salary) shall be funded by Purchaser funds and not from the Post-Closing Payments or the US$375,000 loaned to Horizon prior to the Closing.

(f)

Schedule “D” - Lock-Up Agreement (Seaview Capital) is hereby deleted in its entirety.

(g)

Schedule “E” - Lock-Up Agreement (Robinson Family Ventures Inc.) is hereby deleted in its entirety and replaced with Exhibit B attached hereto.

(h)

Schedule “F” - Lock-Up Agreement (Remaining Horizon Shareholders) is hereby deleted in its entirety and replaced with Exhibit C attached hereto.

(i)

Schedule “G” – Escrow Agreement is hereby deleted in its entirety.

1.

Confirmation

From and following the date hereof, each reference in the Share Exchange Agreement to “this Agreement”, “herein”, “hereto” and “hereof” and each reference to the Share Exchange Agreement in any and all other agreements, documents and instruments delivered by any of the parties or any other person, pursuant to the Share Exchange Agreement shall mean and be a reference to the Share Exchange Agreement as amended by this Agreement. Except as otherwise expressly amended hereby, the Share Exchange Agreement shall remain in full force and effect in accordance with its terms and this Agreement and the Share Exchange Agreement shall be read as one and the same instrument.

2.

No Waiver

The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, constitute a waiver of condition or provision (whether or not similar) of the Share Exchange Agreement nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

3.

Governing Law

This Agreement is governed by, interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable in Ontario.

4.

Counterparts

This Agreement may be executed by the parties in one or more counterparts, and may be executed and delivered by PDF, copy via email and all such counterparts shall be deemed to be an original but all of which together shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF this Amending Agreement has been executed and delivered by the parties hereto effective as of the date first written above.

ASTRO AEROSPACE LTD.
By:	/s/Bruce Bent
Name: Bruce Bent
Title: Chief Executive Officer

ROBINSON AIRCRAFT ULC
By:	/s/E. Brandon Robinson
Name: E. Brandon Robinson
Title: Director

IN WITNESS WHEREOF this Amending Agreement has been executed and delivered by the parties hereto effective as of the date first written above.

/s/Robert Blair Robinson	/s/Jason O’Neill
Robert Blair Robinson	Jason O’Neill

/s/Michael Lush	/s/Stewart Lee
Michael Lush	Stewart Lee

/s/Kirk Creelman	/s/Peter Ferreira
Kirk Creelman	Peter Ferreira

/s/Gurcharan Bhogal
Gurcharan Bhogal
ROBINSON FAMILY VENTURES INC.		ECOMM LINK LTD.
by	/s/E. Brandon Robinson	by	/s/Stella Hiemstra
	Director, E. Brandon Robinson		President, Stella Hiemstra

EXHIBIT A

Horizon Payment Information

BANK:

TD CANADA TRUST

381 KING STREET WEST KITCHENER, ONTARIO

CANADA N2G 1B8

BENEFICIARY:

GOWLING WLG (CANADA) LLP TRUST ACCOUNT

50 QUEEN ST N, SUITE 1020

KITCHENER, ONTARIO

CANADA N2H 6P4

In trust

BANK ID:

004

TRANSIT #:

27522

ACCOUNT # (CAD)

0518007

SWIFT CODE:

TDOMCATTTOR

EXHIBIT B

Lock-Up Agreement (Robinson Family Ventures Inc.)

(See attached)

EXHIBIT C

Lock-Up Agreement (Remaining Horizon Shareholders)

(See attached)